UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2013

iSHARES® S&P GSCI™ COMMODITY-INDEXED TRUST

(Exact name of registrant as specified in its charter)

iSHARES® S&P GSCI™ COMMODITY-INDEXED INVESTING POOL LLC

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware	001-32947 (Registrant) 001-32948 (Co-Registrant)	51-6573369 (Registrant) 34-2061331 (Co-Registrant)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o BlackRock Asset Management International Inc.

400 Howard Street

San Francisco, California 94105

Attn: Product Management Team

Intermediary Investor and Exchange-Traded Products Department

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 31, 2013, the CME, after consultation with BlackRock Asset Management International Inc. (“BAMII”), as sponsor (the “Sponsor”) of the iShares® S&P GSCI™ Commodity-Indexed Trust (the “Trust”) and as manager (the “Manager”) of the iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC (the “Investing Pool”), and BlackRock Institutional Trust Company, N.A. (“BTC”), as trustee (the “Trustee”) of the Trust, filed with the Commodity Futures Trading Commission (the “CFTC”) proposed amendments to certain rules relating to the trading of the commodity excess return futures contracts (“CERFs”) on the S&P GSCI™ Excess Return Index (the “S&P GSCI-ER”) currently held by the Investing Pool. CERFs were first listed and made available for trading on the CME on March 13, 2006, and constitute the primary instrument through which the Trust seeks to meet its investment objective to seek returns that correspond generally, but are not necessarily identical, to the performance of the S&P GSCI™ Total Return Index (the “Index”).

The contemplated changes to the CERFs include the following:

•

Eliminating the performance bond requirement that requires certain market participants, such as the Investing Pool, to deposit 100% margin in respect of their long positions in CERFs, replacing it with the margin requirements applicable to other market participants; and

•	Reducing the minimum price fluctuation per contract from $10.00 to $0.10.

These changes, when implemented and effective, will affect the CERFs currently held by the Investing Pool, including by replacing the 100% margin requirement applicable to the CERFs with the initial and variation margin requirements that are more typically applicable to futures contracts traded on the CME. The contemplated changes will require filings and certifications with the CFTC, will be subject to CFTC review, and may require further consents, approvals or other processes, such as a public notice and comment period, before these rule changes are effective. BAMII, as Manager of the Investing Pool, has consented to the contemplated changes to the CERFs.

These changes and amendments (the “CERF Changes”) will not alter the Trust’s investment objective, which will continue to be to seek returns that correspond generally, but are not necessarily identical, to the performance of the Index. BAMII, as Sponsor of the Trust and Manager of the Investing Pool, and BTC, as Trustee of the Trust, after considering the changes described above, have determined to cooperate with the CME in connection with the proposed CERF Changes, and to proceed with implementing certain amendments to the organizational and operational documents of the Trust and the Investing Pool in order to implement the required operational adjustments. Certain of these amendments, such as any amendment to the Trust’s trust agreement, will not be effective until thirty days’ following the Trust’s and the Investing Pool’s filing of a current report describing such amendments under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and concurrent notice of such amendments to the registered holders of the Trust’s shares.

The CERF Changes will also affect the U.S. federal income tax treatment of the CERFs and the U.S. federal income tax consequences of owning the shares issued by the Trust. Following the effectiveness of the CERF Changes, the CERFs are expected to constitute “Section 1256 contracts” within the meaning of Section 1256 of the Internal Revenue Code and accordingly are expected to become subject to a “mark-to-market” system of taxing unrealized gains and losses and other special rules of taxation applicable to such contracts. In particular, the CERFs held by the Investing Pool at the end of each year would be treated, for U.S. federal income tax purposes, as if they were sold by the Investing Pool for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales would be taken into account by the Investing Pool in computing its taxable income for such year, with capital gains and losses on the CERFs, subject to certain exceptions, characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. The Investing Pool is also expected to recognize gain or loss in connection with the CERF Changes when the terms of the CERFs are amended.

Although the process for implementing the CERF Changes described above has been initiated, this process may be terminated prior to its completion. Neither the CERF Changes nor the related amendments to the organizational and operational documents of the Trust and the Investing Pool may ever take effect.

Forward-Looking Statements

This report contains statements believed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts, including, without limitation, statements regarding the nature of the CME rule changes and related amendments to the Trust’s and Investing Pool’s organizational and operational documents and the effects of those changes and amendments on the Trust and its shareholders, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to, potential determinations or other actions that may be taken by the CFTC, the results of negotiating amendments to the Trust’s and Investing Pool’s organizational and operational documents among the parties thereto, the actual impact of any CME rule changes or amendments that are effected, and other risks described under the caption “Risk Factors” in the Trust’s and the Investing Pool’s Annual Report on Form 10-K for the period ended December 31, 2011, as updated and amended by subsequent current and periodic reports of the Trust and the Investing Pool under the Exchange Act. Except as required by applicable securities laws, the Trust and the Investing Pool assume no obligation, and disclaim any duty, to update the forward-looking statements in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2013

iShares® S&P GSCI™ Commodity-Indexed Trust* (Registrant)

By:	BlackRock Asset Management International Inc.

By:	/s/ Patrick Dunne
Name:	Patrick Dunne
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director

iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC (Rule 140 Co-Registrant)

By:	BlackRock Asset Management International Inc., its Manager

By:	/s/ Patrick Dunne
Name:	Patrick Dunne
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director

*	The registrant is a trust. The individuals specified above are signing in their capacities as officers of BlackRock Asset Management International Inc., the sponsor of the trust.